Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933

                                                                   April 3, 2009

          Supplement to the Statements of Additional Information, as in
                       effect and as may be amended, for

                                                                Date of Statement of
Fund                                                            Additional Information

Pioneer AMT-Free CA Municipal Fund                              May 1, 2008
Pioneer AMT-Free Municipal Fund                                 May 1, 2008
Pioneer Bond Fund                                               November 1, 2008
Pioneer Classic Balanced Fund                                   December 1, 2008
Pioneer Government Income Fund                                  December 1, 2008
Pioneer High Income Municipal Fund                              December 31, 2008
Pioneer Strategic Income Fund                                   February 1, 2009
Pioneer Tax Free Income Fund                                    May 1, 2008


Effective April 1, 2009, the Pioneer funds are making the following changes relating to Class A share purchases:

o The sales charge breakpoint at which purchases may be made at net asset value (that is, without the imposition of a sales charge) will be reduced from $1,000,000 to $500,000.

o The minimum amount of total plan assets in an employer-sponsored retirement plan for Class A shares to be purchased at net asset value will be reduced from $1 million to $500,000. The contingent deferred sales charge (CDSC) will continue to be waived for qualifying employer-sponsored retirement plans.

o For Class A shares that are subject to a CDSC, the period during which the CDSC applies will be reduced from 18 months to 12 months for purchases made on or after April 1, 2009.

In addition, the maximum purchase amount applicable to Class C shares will be reduced from $999,999 to $499,999.

Effective April 1, 2009, the following replaces the information in the section "Sales Charges - Class A Share Sales Charges" in the statement of additional information for the above listed funds.

Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                                     Sales Charge as a % of

                                            Offering          Net Amount        Dealer
Amount of Purchase                          Price             Invested          Reallowance

Less than $100,000                          4.50              4.71              4.00
$100,000 but less than $250,000             3.50              3.63              3.00
$250,000 but less than $500,000             2.50              2.56              2.00
$500,000 or more                            0.00              0.00              see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including employer-sponsored retirement plans, although more than one beneficiary is involved; however, employer-sponsored retirement plans that are eligible to purchase Class R shares (if offered by the fund) may aggregate purchases by beneficiaries of such plans only if the employer-sponsored retirement plan has determined that it does not require the services provided under the Class R Service Plan. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then-current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made that would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the placecountry-regionU.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $500,000 or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1%, which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

Accounts Other than Employer-Sponsored Retirement Plans
1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

Employer-Sponsored Retirement Plans
0.50%             Up to $50 million
0.25%             Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $500,000 in total plan assets (or that have 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

If an investor eligible to purchase Class R shares (if offered by the fund) is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge, Class A shares may be selected where the investor does not require the distribution and account services needs typically required by Class R share investors, and/or the broker-dealer has elected to forgo the level of compensation that Class R shares provides.